EXHIBIT 99


                    Premier Auto Trust 1997-2 Structural and
                              Collateral Materials

     The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither [Underwriter] nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of the structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the [Underwriter's Trading Desk] at [telephone number].

                          Premier Auto Trust 1997-2
             Chrysler Financial Corporation, Seller and Servicer

                                      Subject to Revision

                                Term Sheet dated August 8, 1997

Issuer............................  Premier Auto Trust 1997-2 (the "Trust" or
                                    the "Issuer").

The Notes.........................  (i) Class A-1 _____% Asset Backed Notes
                                    (the "Class A-1 Notes") in the aggregate initial principal amount of $280,000,000. The Class A-1 Notes are not being offered;

                                    (ii) Class A-2 ____% Asset Backed Notes
                                    (the "Class A-2 Notes") in the aggregate initial principal amount of $250,000,000;

                                    (iii) Class A-3 _____% Asset Backed Notes
                                    (the "Class A-3 Notes") in the aggregate initial principal amount of $235,000,000;

                                    (iv) Class A-4 _____% Asset Backed Notes
                                    (the "Class A-4 Notes") in the aggregate initial principal amount of $200,000,000; and

                                    (v) Class A-5 _____% Asset Backed Notes
                                    (the "Class A-5 Notes" and, together,
                                    with the Class A-1 Notes, Class A-2
                                    Notes, Class A-3 Notes and Class A-4, the
                                    "Class A Notes") in the aggregate initial principal amount of $190,000,000; and

                                    (vi) Class B __% Asset Backed Notes (the
                                    "Class B Notes" and together with the
                                    Class A Notes, the "Notes") in the
                                    aggregate initial principal amount of
                                    $45,000,000. The Class B Notes are
                                    subordinated to the Class A Notes to the extent described herein.

Terms of the Notes:

  A.  Distribution Dates..........  Payments of interest and principal on the
                                    Notes will be made on the sixth day of
                                    each month or, if any such day is not a
                                    Business Day, on the next succeeding
                                    Business Day (each, a "Distribution
                                    Date"), commencing September 8, 1997.

  B.  Interest Rates..............  The Notes will have fixed interest rates.

  C.  Interest....................  Interest on the outstanding principal amount of any Class of Notes, other than the Class A-1 Notes, will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the sixth day of the month preceding the month of a Distribution Date to and including the fifth day of the month of such Distribution Date (each, an "Interest Accrual Period"). Interest on the outstanding principal amount of the Class A-1 Notes will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date (each, a "Class A-1 Interest Accrual Period"). Interest on each class of Notes, other than the Class A-1 Notes, will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the Class A-1 Interest Accrual Period divided by 360. The failure to pay interest on the Class B Notes will not be an Event of Default unless the Class A-5 Notes have been paid in full.

  D.  Principal...................  Principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal
                                    Distributable Amount for the calendar
                                    month (the "Collection Period") preceding such Distribution Date to the extent of funds available therefor. The
                                    "Noteholders' Principal Distributable
                                    Amount" will equal (i) the Regular
                                    Principal Distribution Amount (less the
                                    Cash Release Amount, if any, as described below) plus ---- (ii) the Accelerated Principal Distribution Amount. The "Regular Principal Distribution Amount" with respect to any Distribution Date will generally equal the amount of principal paid plus, in certain circumstances, the principal balance of defaulted Receivables. The "Accelerated Principal Distribution Amount" with respect to a Distribution Date will equal the portion, if any, of the Total Distribution Amount for the related Collection Period that remains after payment of (a) the Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), (b) the interest due on the Notes, (c) the Regular Principal Distribution Amount, and (d) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date.

                                    No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full; (iv) on the Class A-5 Notes until the Class A-4 Notes have been paid in full or; (v) on the Class B Notes until the Class A-5 Notes have been paid in full.

                                    The outstanding principal amount of the
                                    Class A-1 Notes, to the extent not
                                    previously paid, will be payable on the
                                    August 1998 Distribution Date (the "Class
                                    A-1 Final Scheduled Distribution Date");
                                    the outstanding principal amount of the
                                    Class A-2 Notes, to the extent not
                                    previously paid, will be payable on the
                                    November 1999 Distribution Date (the
                                    "Class A-2 Final Scheduled Distribution
                                    Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the September 2000 Distribution Date (the "Class A-3 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the June 2001 Distribution Date (the "Class A-4 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-5 Notes, to the extent not previously paid, will be payable on the March 2002 Distribution Date (the "Class A-5 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class B Notes, to the extent not previously paid, will be payable on the December 2003 Distribution Date (the "Class B Final Scheduled Distribution Date").

  E.  Optional Redemption.........  The outstanding Class A-5 Notes and Class
                                    B Notes will be subject to redemption in whole, but not in part, on any Distribution Date by the Servicer when the Pool Balance shall have declined to 10% or less of the Initial Pool Balance.

Overcollateralization and
 Release of Collateral............  The initial aggregate principal balance of the Receivables ($1,254,003,196.37)
                                    (the "Initial Pool Balance") will exceed the initial aggregate principal amount of the Notes ($1,200,000,000.00) (the
                                    "Initial Note Principal Balance") by an
                                    amount equal to $54,003,196.37 (the
                                    "Initial Overcollateralization Amount"), which is approximately 4.5% of the Initial Note Principal Balance. Unless offset by losses on the Receivables and except to the extent that Receivables are released as described below, the distribution of the Accelerated Principal Distribution Amount, if any, on a Distribution Date is expected to cause the aggregate principal amount of the Notes to decrease faster than the Pool Balance decreases, thereby increasing the Overcollateralization Amount and the Overcollateralization Percentage.

                                    The "Overcollateralization Amount" in
                                    respect of a Distribution Date is equal
                                    to (a) the Pool Balance as of the
                                    beginning of the preceding Collection
                                    Period (the "Related Pool Balance") minus
                                    (b) the aggregate outstanding principal
                                    amount of the Notes after giving effect
                                    to payments made on the Notes on the
                                    preceding Distribution Date (the "Note
                                    Amount"). The "Overcollateralization
                                    Percentage" in respect of a Distribution
                                    Date is the percentage derived from a
                                    fraction, the numerator of which is the
                                    Overcollateralization Amount for such
                                    Distribution Date and the denominator of which is the Related Pool Balance.

                                    Subject to the conditions set forth
                                    below, on each Distribution Date,
                                    commencing with the First Release
                                    Distribution Date, certain amounts of
                                    cash and Receivables will be released to the Trust, free of the lien of the Indenture, and thereupon paid or transferred to a subsidiary of the Seller (the "Company"). Any such cash and Receivables released to the Company will not be available to make payments on the Notes.

                                    The release of cash and Receivables to
                                    the Trust (and then to the Company) is
                                    subject to the satisfaction of the
                                    following conditions:

                                        (1) No release will be permitted
                                        until the Distribution Date (the
                                        "First Release Distribution Date") on
                                        which the Overcollateralization
                                        Amount is at least equal to:

                                         [Initial Overcollateralization Amount]
                                                          plus
                                    [2% x (Related Pool Balance minus Initial
                                    Overcollateralization Amount)]


                                        (2) Subject to condition (4) below,
                                        the aggregate principal balance of
                                        Receivables released in respect of
                                        such Distribution Date will equal:

                                              Overcollateralization Amount
                                              less Targeted
                                              Overcollateralization Amount

                                    The "Targeted Overcollateralization
                                    Amount" for a Distribution Date is equal to:

                              [Note Amount]
                               ------------ minus   ["Note Amount]
                                [94.5%]





                                        (3) Subject to condition (4) below,
                                        the amount of cash released on such
                                        Distribution Date (the "Cash Release
                                        Amount") shall not exceed 5.5% of the
                                        Regular Principal Distribution Amount
                                        for such Distribution Date.

                                        (4) The amount in the Reserve Account
                                        shall be equal to the applicable
                                        Specified Reserve Account Amount and
                                        the cumulative amount of cash and
                                        principal balances of Receivables
                                        released shall not exceed the Initial
                                        Overcollateralization Amount.
                                        Consequently, when such cumulative
                                        amount has been released, there will
                                        be no further release of cash or
                                        Receivables to the Trust pursuant to
                                        the release provisions described
                                        above, and the full Regular Principal
                                        Distribution Amount will thereafter
                                        again be distributable as principal
                                        to the Noteholders. The period during
                                        which such releases are permitted is
                                        the "Collateral Release Period".

Reserve Account...................  The "Reserve Account" will be created with an initial deposit by CFC on the
                                    Closing Date of cash or Eligible
                                    Investments having a value at least equal to $12,000,000 (the "Specified Reserve Account Amount"), which is 1% of the Initial Note Principal Balance. If the Overcollateralization Percentage at any time on or after the First Release Distribution Date equals at least 7.75%, then after the Collateral Release Period the Specified Reserve Account Balance will be $9,000,000, which is 0.75% of the Initial Note Principal Balance.

                                    Funds will be withdrawn from the Reserve
                                    Account to cover any shortfalls in the
                                    amounts due to the Noteholders. On each
                                    Distribution Date, the Reserve Account
                                    will be reinstated up to the Specified
                                    Reserve Account Balance to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee and the amounts due to the Noteholders.

                                    The "Pool Balance" at any time will
                                    represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments received from Obligors, Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Priority of Payments;
Subordination of Class B Notes      Collections in respect of the Receivables
                                    for each Collection Period will be
                                    applied in the following order of
                                    priority: (i) the Servicing Fee, together with any previously unpaid Servicing
                                    Fees, (ii) amounts payable to the
                                    Noteholders, which amounts will be
                                    applied, first, to pay interest and
                                    principal on the Class A Notes and,
                                    second, to pay interest and principal on the Class B Notes, (iii) amounts, if any, to the Reserve Account up to the Specified Reserve Account Balance, and
                                    (iv) the remaining balance, if any, to
                                    the Company. In addition, releases of
                                    collateral to the Company will be made as described above under
                                    "Overcollateralization and Release of
                                    Collateral".

Rating of the Notes...............  The Class A Notes will be rated in the highest investment rating category by at least two nationally recognized rating agencies. The Class B Notes will be rated at least in the "A" category or its equivalent by such rating agencies.

The Receivables Pool

         As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

         Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.


                          Premier Auto Trust 1997-2
                     Composition of the Receivables Pool

                                                      Weighted
                                                      Average      Weighted        Average
Weighted Average   Aggregate Principal Number of      Remaining    Average         Principal
APR of Receivable      Balance         Receivables    Term         Original Term   Balance
----------------   ------------------- ------------   ---------     -------------  ----------
     9.91%         $1,254,003,196.37    76,743      58.45 months  61.33 months    $16,340.29

         Approximately 71.76% of the aggregate principal balance of the Receivables, constituting 63.38% of the number of the Receivables, represent new vehicles, and approximately 28.24% of the aggregate principal balance of the Receivables, constituting 36.62% of the number of the Receivables, represent used vehicles. Approximately 77.74% of the aggregate principal balance of the Receivables represent vehicles manufactured or distributed by Chrysler. All of the Receivables are Simple Interest Receivables.



                                   Premier Auto Trust 1997-2
                          Distribution by APR of the Receivables Pool


                                         Number of         Aggregate       Percent of Aggregate
             APR Range                  Receivables     Principal Balance   Principal Balance
------------------------------------    ------------    ----------------   -------------------

0.00% to 5.00%......................          12,708      $  216,160,093.74          17.2%
5.01% to 6.00%......................              32             419,809.49           0.0
6.01% to 7.00%......................             148           2,864,697.97           0.2
7.01% to 8.00%......................           3,014          48,914,924.76           3.9
8.01% to 9.00%......................          10,817         183,620,500.01          14.6
9.01% to 10.00%.....................          12,721         221,816,219.48          17.7
10.01% to 11.00%....................           9,939         175,618,303.75          14.0
11.01% to 12.00%....................           7,558         127,571,647.81          10.2
12.01% to 13.00%....................           5,960          91,137,907.16           7.3
13.01% to 14.00%....................           4,096          58,839,847.69           4.7
14.01% to 15.00%....................           2,517          33,692,214.47           2.7
15.01% to 16.00%....................           1,656          22,107,462.40           1.8
16.01% to 17.00%....................           1,317          18,192,311.75           1.5
17.01% to 18.00%....................           2,302          31,429,429.59           2.5
Greater than 18.00%.................           1,958          21,617,826.30           1.7
                                              ------     ------------------        ------
     TOTALS.........................          76,743     $ 1,254,003,196.37         100.0%
                                              ======     ==================        ======




                          Premier Auto Trust 1997-2
              Geographic Distribution of the Receivables Pool(1)


                                   Percent of                                      Percent of
                                   Aggregate                                        Aggregate
                                   Principal                                        Principal
State                              Balance(2)     State                            Balance(2)
-----                              ----------     -----                            ----------
Alabama........................        0.0%       Montana.....................           0.2%
Alaska.........................        0.4        Nebraska....................           0.9
Arizona........................        2.9        Nevada......................           1.0
Arkansas.......................        0.0        New Hampshire...............           2.9
California.....................        3.0        New Jersey..................           6.3
Colorado.......................        1.2        New Mexico..................           1.1
Connecticut....................        1.7        New York....................           3.0
Delaware.......................        0.5        North Carolina..............           4.9
District of Columbia...........        0.0        North Dakota................           0.0
Florida........................        0.0        Ohio........................           0.6
Georgia........................        0.0        Oklahoma....................           1.5
Hawaii.........................        0.6        Oregon......................           2.3
Idaho..........................        0.3        Pennsylvania................           6.9
Illinois.......................        9.4        Rhode Island................           0.8
Indiana........................        1.3        South Carolina..............           1.7
Iowa...........................        1.2        South Dakota................           0.1
Kansas.........................        1.8        Tennessee...................           0.0
Kentucky.......................        0.5        Texas.......................          10.7
Louisiana......................        0.0        Utah........................           0.5
Maine..........................        1.1        Vermont.....................           0.9
Maryland.......................        6.6        Virginia....................           4.4
Massachusetts..................        5.4        Washington..................           2.2
Michigan.......................        0.0        West Virginia...............           0.6
Minnesota......................        0.0        Wisconsin...................           0.0
Mississippi....................        0.0        Wyoming.....................           0.2
Missouri.......................        8.5
                                                  Totals......................          100.1%
                                                                                        =====

---------
(1)  Based on physical addresses of the dealers originating the receivables.
(2)  Percentages may not add to 100.0% because of rounding.

Delinquencies, Repossessions and Net Losses

         Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.




                          Delinquency Experience(1)
                            (Dollars in Millions)




                                   At June 30,                             At December 31,
                    --------------------------------------    ----------------------------------------

                            1997                 1996                 1996                  1995
                    ------------------   ------------------   ------------------    ------------------
                     Number               Number                Number               Number
                       of                   of                    of                   of
                    Contracts   Amount   Contracts   Amount   Contracts   Amount    Contracts   Amount
                    ---------   ------   ---------   ------   ---------   ------    ---------   ------


Portfolio.........  1,689,018    $21,257 1,673,622    $21,138  1,679,880   $21,197  1,653,533    $20,913
Period of
 Delinquency
 31-60 Days.......     48,913    $   619    48,199    $   624     65,297   $   843     55,507    $   720
 61 Days or More..      9,050        132     4,899         72      8,175       118      6,792        100
                    ---------     ------ ---------     ------  ---------    ------  ---------     ------
Total Delinquencies    57,963    $   751    53,098    $   696     73,472   $   961     62,299    $   820
Total Delinquencies
   a Percent of the
   as Portfolio...       3.43%      3.53%     3.17%      3.29%      4.37%     4.53%      3.77%      3.92%








                                                 At December 31,
                     ------------------------------------------------------------------------
                              1994                      1993                     1992
                     -----------------------  ------------------------   --------------------
                     Number of                 Number of                 Number of
                     Contracts     Amount      Contracts     Amount      Contracts   Amount
                     ---------     ------      ---------     ------      ---------   ------

Portfolio.........    1,444,736      $16,977    1,352,218      $14,116   1,344,799    $12,082
Period of
  Delinquency
  31-60 Days......       25,888     $    293       16,350     $    153     15,964    $    134
  61 Days or More.        2,085           27        1,383           15      1,376          13
                     ----------  -----------  -----------  -----------   --------  ----------
Total Delinquencies      27,973     $    320       17,733     $    168     17,340    $    147
Total Delinquencies
as a Percent of the
  Portfolio.......         1.94%        1.88%        1.31%        1.19%      1.29%       1.22%

---------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.




                           Credit Loss/Repossession Experience(1)
                                    (Dollars in Millions)

                                             Six-Months Ended
                                                June 30,                           Year Ended December 31,
                                      --------------------------  ------------------------------------------------------------
                                           1997         1996        1996       1995        1994          1993         1992
                                      ------------- ----------   ---------   ----------  ----------    ----------   ----------

Average Amount Outstanding
  During the Period.................. $    21,135  $    20,888   $   21,062   $   19,486  $   15,517   $   12,882  $    11,818

Average Number of Contracts
  Outstanding During the Period......   1,680,186    1,659,755    1,671,405    1,572,963   1,396,497    1,341,084    1,382,898
Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer......................        9.72%        9.14%        9.05%        14.8%       17.0%        16.2%        15.8%

Repossessions as a Percent
  Average Number of Contract of
  Outstanding(2).....................        3.06%        3.80%        3.82%        3.05%       2.36%        2.15%        2.31%
Net Losses as a Percent of
  Liquidations(3)(4).................        2.62%        3.12%        3.17%        2.25%       1.38%        1.34%         1.71%
Net Losses as a Percent of
  Average Amount Outstanding(2)(3)...        1.48%        1.67%        1.68%        1.16%       0.73%        0.75%         0.97%

--------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the six months ended June 30, 1997 and 1996 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

   Notwithstanding the improvement in credit loans for the first six months of 1997, increased credit loss experience may continue while actions are taken to improve the credit mix, collections and servicing of the Seller's automotive retail receivables. No assurance can be given as to future results.

   The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 1.67% of the Receivables represent contracts with recourse to Dealers.